Preferred Shares	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Preferred Shares

NOTE 21 - PREFERRED SHARES

On December 19, 2013, the Company completed the sale of 1,000,000 depositary shares, each representing a 1/40th ownership interest in a 6.50% Noncumulative Redeemable Convertible Perpetual Preferred Share, Series B, of the Company, with a liquidation preference of $1,000 per share (equivalent to $25.00 per depositary share). The Company sold the maximum of 1,000,000 depositary shares in the offering, resulting in gross proceeds to the Company of $25,000.

Using proceeds from the sale of the depositary shares, the Company redeemed all of its outstanding Series A Preferred Shares for an aggregate purchase price of $22,857, which redemption was completed as of February 15, 2014.

As of December 31, 2016, a total of 819,235 depository shares were outstanding.